Subsequent Events	9 Months Ended	12 Months Ended
	Oct. 31, 2021	Jan. 31, 2021
SUBSEQUENT EVENTS
13.	Subsequent Events
The Company has evaluated subsequent events through the date the financial statements were issued, and has determined that the only material subsequent event that requires disclosure in the interim condensed consolidated financial statements is the approval on November 23, 2021 by the Compensation Committee of grants of 1,149,605 RSUs under the 2021 Plan for employees who had started with the company primarily after March 15, 2021, when the last grants under the 2014 Plan were made, and through November 15, 2021. Stock compensation amounts for the grants which had service periods beginning prior to October 31, 2021 will be included in stock compensation expense during the fourth quarter.

16.	Subsequent Events
The Company has evaluated its January 31, 2021 financial statements for subsequent events through May 14, 2021, the date the financial statements were available to be issued.
On March 15, 2021, The Company entered into an Agreement and Plan of Reorganization and Merger (“Merger Agreement”) by and among LGL, LGL Systems Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of LGL (“Merger Sub”).
Pursuant to the Merger Agreement, Merger Sub will merge with and into IronNet, with IronNet surviving the merger (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). As a result of the Transactions, IronNet will become a wholly-owned subsidiary of LGL, with the stockholders of IronNet becoming stockholders of LGL.
Under the Merger Agreement, the equityholders of IronNet will receive as merger consideration a number of shares of LGL common stock based on an exchange ratio (the “Exchange Ratio”), the numerator of which is equal to the quotient obtained by dividing $863,400 by $10.00, and the denominator of which is equal to the number of outstanding shares of IronNet on a fully diluted and as-converted
basis. Preferred shareholders will convert their preferred stock based on the terms of the shareholder agreement. Holders of restricted stock units and restricted stock awards will receive LGL awards that provide for a number of shares of LGL common stock equal to the number of IronNet shares subject to the awards, multiplied by the
Exchange Ratio. Holders of IronNet options and warrants outstanding will receive LGL options and warrants exercisable for a number of shares of LGL common stock equal to the number of IronNet shares subject to the options and warrants, multiplied by the Exchange Ratio (adjusted to be on an as-converted
to common stock basis), at an exercise price per share equal to the prior per share exercise price, divided by the Exchange Ratio (adjusted to be on an as-converted
to common stock basis).
IronNet stockholders and holders of options, warrants, stock unit awards and restricted stock awards (as applicable, only to the extent time vested as of the closing of the Merger) may also receive as additional merger consideration in the form of a pro rata portion of 1,078,125 shares of LGL common stock if the volume weighted average share price for LGL’s common stock equals or exceeds $13.00 for ten consecutive days during the two year period following the closing on the merger.Certain stockholders of IronNet receiving shares of LGL common stock in connection with the Merger will be subject to a post-combination
180-day
lockup period for all shares of LGL common stock held by such persons, subject to customary early release provisions. The Transactions are expected to be consummated in the calendar third quarter of 2021, after the required approval by the stockholders of LGL and the fulfillment of certain other conditions.